20








                              ______________

             Notice of 1998 Annual Meeting and Proxy Statement
                              ______________



                                             April 2, 1998

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held on Wednesday, May 13, 1998, at 7:00 p.m., local time, at the
Elmira Holiday Inn, in the City of Elmira, New York. Following the meeting, desserts, coffee, tea and other refreshments will be served.

     The three items on the agenda requiring Shareholders' vote will be (1) to elect seven directors - the candidates nominated for three-year terms, all currently serving, are: John W. Bennett, Robert H. Dalrymple, Frederick Q. Falck, Ralph H. Meyer, Samuel J. Semel, Richard W. Swan and William A. Tryon, (2) to vote on a proposal to amend the corporation's certificate of incorporation to increase the number of authorized shares of common stock and to reduce the par value of such stock, and (3) to vote on a proposal to adopt the Chemung Canal Trust Company Deferred Directors Fee Plan. The attached Proxy Statement sets forth in detail information relating to the proposals, the nominated candidates and those directors continuing in office, and additional information relating to the management of the corporation.

      In addition to the above-noted election, we will review our financial performance for the past year and discuss our plans for 1998.

      It is important that you be represented at the meeting whether or not you plan to attend in person. Accordingly, we urge you to mark, sign and date the proxy card enclosed in the mailing envelope sleeve and return it in the envelope provided. Also, if you plan to attend the meeting, please mark the proxy card where indicated and include the number in your group. Your directors and management look forward to seeing you on May 13.



                                        /s/Jan P. Updegraff
                                        President and
                                       Chief Executive Officer














                          One Chemung Canal Plaza
                               P.O. Box 1522
                          Elmira, New York  14902

                             Parent Company of
                        Chemung Canal Trust Company

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


       As directed by the Board of Directors of Chemung Financial Corporation, NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of the Corporation will be held at the Elmira Holiday Inn, One Holiday Plaza, 760 East Water Street, Elmira, New York, on Wednesday, May 13, 1998, at 7:00 p.m. for the following purposes:

              to elect seven (7) directors, each to hold office for a term of three years and until their respective successors have been elected and qualified;

              to consider a proposal to amend the corporation's certificate of incorporation to increase the number of authorized shares of common stock and to reduce the par value of such stock;

              to consider a proposal to adopt the Chemung Canal Trust Company Deferred Directors Fee Plan; and

              to transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on April 1, 1998 as the record date for determination of Shareholders entitled to notice of and to vote at this meeting.

      Shareholders are requested to date, sign and mail the enclosed proxy in the envelope provided at their earliest convenience. A prompt response will be appreciated and will save the Corporation additional time and expense.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                                          Robert J. Hodgson

April 2, 1998


                       CHEMUNG FINANCIAL CORPORATION
         ONE CHEMUNG CANAL PLAZA, P.O. BOX 1522, ELMIRA, NEW YORK

                              PROXY STATEMENT

               ANNUAL MEETING OF SHAREHOLDERS, MAY 13, 1998
 ________________________________________________________________________


     Chemung Financial Corporation and its wholly-owned subsidiary, Chemung Canal Trust Company, are incorporated under the laws of the State of New York. For purposes of this proxy statement, unless otherwise stated, financial and other information is presented on a consolidated basis for Chemung Financial Corporation ("Corporation") and Chemung Canal Trust Company ("Bank").

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Annual Meeting") of Chemung Financial Corporation to be held on Wednesday, May 13, 1998, at 7:00 p.m., local time, at the Elmira Holiday Inn, One Holiday Plaza, 760 East Water Street, Elmira, New York. This Proxy Statement and the accompanying Proxy and Notice of Annual Meeting of Shareholders are being mailed to Shareholders on or about April 2, 1998. A Shareholder granting a proxy has the right to revoke it by a duly executed Proxy bearing a later date, by attending the Annual Meeting and voting in person, or by otherwise notifying the Secretary of the Corporation in writing prior to the Annual Meeting.

      Only Shareholders of record at the close of business on April 1, 1998 are entitled to receive notice of and to vote at the Annual Meeting. As of March 16, 1998, there were 2,061,738 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. There are no cumulative voting rights. Nominees for director will be elected by a plurality of votes cast at the Annual Meeting by holders of Common Stock present in person or by proxy and entitled to vote on such election. Any other matter requires the affirmative vote of a majority of votes cast at the meeting, except as otherwise provided in the Corporation's Certificate of Incorporation or By-laws. Only shares affirmatively voted in favor of a nominee will be counted toward the achievement of a plurality. Votes withheld (including non-broker votes) and abstentions are counted as present for the purpose of determining a quorum but are not counted as votes cast.

      The cost of soliciting proxies will be borne by the Corporation and the Bank. In addition to solicitations by mail, some of the directors, officers, and regular employees of the Corporation and the Bank may conduct additional solicitations by telephone and personal contacts without remuneration. American Stock Transfer & Trust Company, the Corporation's transfer agent, will aid the Corporation in the solicitation of proxies and proxy vote tabulations. Nominees, brokerage houses, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record and the Corporation will reimburse such persons for their reasonable expenses.








ACTION TO BE TAKEN UNDER PROXY:

      It is proposed that at the Annual Meeting action will be taken on the matters set forth in the accompanying Notice of Annual Meeting and described in this Proxy Statement. Proxies returned by Shareholders and not revoked will be voted for the election of the nominees for directors, for the proposal to amend the Corporation's Certificate of Incorporation to increase the number of authorized shares of common stock and to reduce the par value of such stock and for the proposal to adopt the Chemung Canal Trust Company Deferred Directors Fee Plan unless Shareholders instruct otherwise on the Proxy. A Shareholder granting a proxy has the right to revoke it by filing with the Secretary of the Corporation prior to the time such proxy is voted a duly executed proxy bearing a later date, by attending the Annual Meeting and voting in person, or by otherwise notifying the Secretary of the Corporation in writing of such Shareholder's intention to revoke such proxy prior to the time such proxy is voted. The Board of Directors does not know of any other business to be brought before the Annual Meeting, but it is intended that, as to any such other business, a vote may be cast pursuant to the Proxy in accordance with the judgment of the person or persons acting thereunder. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is intended that the persons acting under the Proxy will vote for the election in the stead of such nominee of such other person as the Board of Directors may recommend.


BOARD OF DIRECTORS:

Nominees For Election as Directors

      Those persons serving as directors of the Corporation and the Bank, being the same individuals, normally serve three-year terms of office, with approximately one-third of the total number of each such Board of Directors to be elected at each Annual Meeting of each such entity. The number of directors to be elected at the 1998 Annual Meeting of Shareholders is seven
(7) for three-year terms, each to serve for such term and until their respective successors are elected and qualified.

     The following table sets forth information concerning the nominees for election as directors and each director continuing in office:

                         Length of       Principal Occupation During
     Name and Age         Service               Past 5 Years
                        As Director
NOMINEES WITH TERMS
EXPIRING IN 2001
John W. Bennett         Since 1988    Chairman  of  the  Board  of  the
Age 64                                Corporation  and  Bank;  formerly
                                      President   and  Chief  Executive
                                      Officer  of  the Corporation  and
                                      Bank; also a director of Hardinge
                                      Inc.

Robert H. Dalrymple     Since 1995    Secretary  of  Dalrymple  Holding
Age 47                                Corporation, a parent company for
                                      several construction companies.



                         Length of         Principal Occupation During
     Name and Age         Service               Past 5 Years
                        As Director
NOMINEES WITH TERMS
EXPIRING IN 2001
(continued)

Frederick Q. Falck      Since 1997    President    of   L.M.    Trading
Age 49                                Company,      an     agricultural
                                      investment   corporation;    Vice
                                      President    of   Arnot    Realty
                                      Corporation;  Chairman   of   The
                                      Rathbone  Corporation;  President
                                      of   the  US  Foundation  of  the
                                      Universidad    del    Valle    de
                                      Guatemala and board member  since
                                      1986;  Treasurer of  the  Escuela
                                      Agricula      Panamerica,      an
                                      agricultural college in  Honduras
                                      and Board member since 1990.
Ralph H. Meyer          Since 1985    President   and  Chief  Executive
Age 58                                Officer   of  Guthrie  Healthcare
                                      System,  a  vertically integrated
                                      health care delivery system.

Samuel J. Semel         Since 1993    President of Chemung Electronics,
Age 71                                Inc.,  an electronic and computer
                                      consulting firm.

Richard W. Swan         Since 1985    President  of  Swan &  Sons-Morss
Age 49                                Co., Inc., an insurance brokerage
                                      agency.

William A. Tryon        Since 1987    Chairman  of the Board and  Chief
Age 67                                Executive   Officer   of   Trayer
                                      Products,  Inc.,  an  automotive,
                                      truck  and other industrial parts
                                      manufacturer; President of  Perry
                                      &  Carroll,  Inc.,  an  insurance
                                      brokerage   agency;  formerly   a
                                      director of the Bank from 1964 to
                                      1976.

DIRECTORS CONTINUING
IN OFFICE WITH TERMS
EXPIRING IN 1999
Robert E. Agan          Since 1986    Chairman  of  the  Board,   Chief
Age 59                                Executive  Officer and  President
                                      of  Hardinge  Inc., a  world-wide
                                      machine tool manufacturer.

Donald L. Brooks, Jr.   Since 1985    Retired physician.
Age 69

Stephen M. Lounsberry   Since 1995    President  of Applied  Technology
III                                   Manufacturing  Corporation  since
Age 44                                July 17, 1996, a manufacturer  of
                                      railroad   lubrication   systems;
                                      formerly  President  of  Moore  &
                                      Steele Corporation.

                          Length of         Principal Occupation During
     Name and Age          Service               Past 5 Years
                         As Director
DIRECTORS CONTINUING
IN OFFICE WITH TERMS
EXPIRING IN 1999
(continued)
Thomas K. Meier          Since 1988    President of Elmira College.
Age 57

Charles M. Streeter,     Since 1985    President      of       Streeter
Jr.                                    Associates,  Inc.,   a   general
Age 58                                 building contractor.

Nelson Mooers van den    Since 1985    Chairman  of  the  Board,  Chief
Blink                                  Executive  Officer and Treasurer
Age 63                                 of  The Hilliard Corporation,  a
                                       motion  control  equipment,  oil
                                       reclaimer       and       filter
                                       manufacturer.

DIRECTORS CONTINUING
IN OFFICE WITH TERMS
EXPIRING IN 2000
David J. Dalrymple       Since 1993    President  of Dalrymple  Holding
Age 44                                 Corporation, parent company  for
                                       several construction companies.

Richard H. Evans         Since 1985    Retired  since January 1,  1995;
Age 67                                 formerly Chairman of the Board &
                                       Chief Executive Officer of Chas.
                                       F.  Evans Co., Inc., specialists
                                       in commercial roofing.

Edward B. Hoffman        Since 1993    Partner   with  Sayles,   Evans,
Age 66                                 Brayton,  Palmer  &  Tifft   law
                                       firm.


John F. Potter           Since 1991    President  of  Seneca   Beverage
Age 52                                 Corporation,     a     wholesale
                                       distributor of beer,  water  and
                                       soda products.

William C. Ughetta       Since 1985    Senior Vice President and former
Age 65                                 General   Counsel   of   Corning
                                       Incorporated,   a    diversified
                                       manufacturing company.

Jan P. Updegraff         Since 1996    President  and  Chief  Executive
Age 55                                 Officer  of the Corporation  and
                                       Bank;  formerly  Vice  President
                                       and Treasurer of the Corporation
                                       and  Chief Operating Officer and
                                       Executive Vice President of  the
                                       Bank.


            PROPOSAL TO AMEND THE CORPORATION'S CERTIFICATE OF
                  INCORPORATION TO INCREASE THE NUMBER OF
                 AUTHORIZED SHARES OF COMMON STOCK AND TO
                    REDUCE THE PAR VALUE OF SUCH STOCK

      The Corporation's Certificate of Incorporation currently authorizes the issuance of three million (3,000,000) shares of Common Stock, with a par value of five dollars ($5.00) per share. The Board of Directors on March 11, 1998 unanimously adopted a resolution proposing that the Certificate of Incorporation be amended to increase the authorized number of shares of Common Stock to ten million (10,000,000), subject to shareholder approval of the amendment.

      The Board of Directors has also unanimously approved a change in the par value of the Common Stock from $5.00 per share to $0.01 per share. The purpose of reducing the par value is to reduce the amount of New York State franchise taxes to be paid by the Corporation upon the increase in the number of authorized shares. Under applicable New York State franchise tax law, the Corporation must pay a one-time tax of one-twentieth of one percent on the amount of the par value of the shares that are proposed to be newly authorized. Reducing the par value of the Common Stock as proposed will reduce this tax by approximately $17,000.

      The reduction in the par value per share of the Common Stock from $5.00 per share to $0.01 per share will not affect the Corporation's total authorized Common Stock. The reduction in par value will reduce the par value of the Corporation's Common Stock account and increase the accumulated paid-in capital account by the same amount. The overall stock equity balance will not change.

      Par value is an arbitrary number that has no correlation with the actual value of a corporation's common equity. The recommended change would not change either the aggregate market or book value of shareholder common equity. The change in par value represents an accounting change that brings the par value of the Common Stock to a level similar to that of many other publicly traded companies.


Proposed Amendment to Certificate of Incorporation

      The Board of Directors has adopted resolutions setting forth (i) the proposed amendment to paragraph 4 of the Corporation's Certificate of Incorporation (the "Amendment"); (ii) the advisability of the Amendment; and (iii) a call for submission of the Amendment for approval by the Corporation's shareholders at the meeting.

      The following is the text of paragraph 4 of the Certificate of Incorporation of the Corporation, as proposed to be amended:

     The aggregate number of shares which the Corporation shall have the authority to issue is: Ten Million (10,000,000), all of which shall be common shares of the par value of one cent ($0.01) each.


Purpose and Effect of the Proposed Amendment

      As of April 1, 1998, the Corporation had 2,061,738 shares of Common Stock outstanding. Based upon the number of outstanding shares of Common Stock, the Corporation currently has 938,262 shares remaining available for other purposes.

      The Board of Directors believes that it is in the Corporation's best interest to increase the number of shares of Common Stock that the Corporation is authorized to issue in order to give the Corporation additional flexibility to maintain a reasonable stock price with future stock splits and/or stock dividends. The Board of Directors also believes that the availability of additional authorized but unissued shares will provide the Corporation with the flexibility to issue Common Stock for other proper corporate purposes which may be identified in the future, such as to raise equity capital, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, and to make acquisitions through the use of stock.

      The Board of Directors believes that the proposed increase in the authorized Common Stock will make available sufficient shares for use should the Corporation decide to use its shares for one or more of such previously mentioned purposes or otherwise. No additional action or authorization by the Corporation's shareholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Corporation reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

       Under the Corporation's Certificate of Incorporation, the Corporation's shareholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current shareholders.

      The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Corporation, it may be possible for the Corporation to endeavor to impede the attempt by issuing shares of the Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Corporation. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Corporation's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Corporation's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Corporation's business. However, the Board of Directors is not aware of any attempt to take control of the Corporation and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Vote Required

     The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is required for approval of this proposal.


YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

                           PROPOSAL TO ADOPT THE
                        CHEMUNG CANAL TRUST COMPANY
                        DEFERRED DIRECTORS FEE PLAN

      The Bank's Deferred Directors Fee Plan (the "Plan"), attached herein as Appendix A, enables the Bank's directors to defer all or any portion of the fees ("Fees") payable on account of their service as directors. The Fees include both the annual retainer fee and fees payable on account of attendance at various committee meetings held throughout the year.

      Participating directors may elect to allocate their deferred Fees to the Memorandum Money Market Account, the Memorandum Unit Value Account or any combination of the two. Deferrals to the Memorandum Money Market Account obtain interest equal to the Applicable Federal Rate for short-term debt as published by the Internal Revenue Service. Interest is added to each Director's balance on a quarterly basis.

      Fees deferred to the Memorandum Unit Value Account are expressed in units, the number of which units is determined by dividing the Fees so allocated by the closing price of the Corporation's common stock ("Market Value") on the last trading day of each quarter. Subsequent dividends paid by the Corporation increase the number of units in each account by the equivalent of the Market Value of the Corporation's common stock as of the dividend date. The number of units is also adjusted in the event of stock dividends, stock splits or other similar recapitalizations effected by the Corporation.

      Fees deferred under the Plan are payable at the election of a participating director, at a specified age or time, upon the termination of the director's services as a director. Notwithstanding the above, payments to directors must commence not later than the year in which the director obtains the age of 72. Deferred Fees may be paid in either one installment or in a number of installments, as elected by the director. The value of a director's Memorandum Money Market Account must be paid in cash. All amounts represented by the Memorandum Unit Value Account shall be paid only in shares of the Corporation's common stock (except fractional shares which shall be paid in cash).

     Deferred Fees are accounted for as a general unfunded liability of the Bank and Corporation. Participating directors have neither a claim nor security interest against any asset of the Bank on account of such deferred Fees. The Plan, first approved on April 13, 1977, was amended, effective October 1, 1997 to require that Fees deferred into units of the
Corporation's common stock be paid only in shares of the Corporation. Formerly, stock units were settled in cash. As of October 1, 1997, the value of deferrals represented by the Memorandum Unit Value Account may not be reallocated to the Memorandum Money Market Account.


Vote Required

     The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required for approval of this proposal.


YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS:

      The following table sets forth information, as of January 31, 1998, with respect to any person who is known by the Corporation to be the beneficial owner of more than five percent of the Corporation's Common
Stock:


       Name and Address of          Number of Shares of    Percent of
         Beneficial Owner                 Common             Shares
                                    Stock Beneficially     Outstanding
                                           Owned
Chemung Canal Trust Company              376,2581             18.2%
     One Chemung Canal Plaza
     Elmira, NY  14902

Chemung Canal Trust Company
     Profit-Sharing, Savings and         227,1152              11%
     Investment Plan
     One Chemung Canal Plaza
     Elmira, NY  14902

David J. Dalrymple
     274 Upper Coleman Avenue            308,7783, 5         15.0%6
     Elmira, NY  14905

Robert H. Dalrymple
     875 Upland Drive                    297,6624, 5         14.4%6
     Elmira, NY  14905
 <C
  >  Held  by  the Bank in various fiduciary capacities, either alone  or
  1  with  others.   Includes 25,613 shares held  with  sole  voting  and
     dispositive  powers, 350,645 shares held with shared power  to  vote and  184,717 shares held with shared dispositive power.  Shares held
     in  a  co-fiduciary  capacity by the Bank  are  voted  by  the   co-
     fiduciary  or  fiduciaries in the same manner as if the co-fiduciary or  fiduciaries were the sole fiduciary.  Shares held by the Bank as sole  trustee  are  voted by the Bank only if the  trust  instrument provides for voting of the shares at the direction of the donor or a beneficiary and such direction is in fact received.

  2  Voted by the Bank as trustee as directed by the Plan participants.

  3 Includes 43,461 shares held directly, 1,904 shares held as custodian for Mr. Dalrymple's children under the New York State Uniform Gifts to Minors Act, 224,255 shares held by Dalrymple Family Limited
     Partnership of which David J. Dalrymple and Robert H. Dalrymple are sole general partners (see footnotes 5 and 6), and 39,158 shares held by Dalrymple Holding Corporation, of which David J. Dalrymple and Robert H. Dalrymple are officers, directors and principal shareholders (see footnote 4). Excludes 1,988 shares held by Mr.
     Dalrymple's spouse as to which shares Mr. Dalrymple disclaims beneficial ownership.

  4  Includes 32,345 shares held directly, 1,904 shares held as custodian for  Mr. Dalrymple's children under the New York State Uniform Gifts to  Minors  Act,  224,255  shares held by Dalrymple  Family  Limited
     Partnership of which David J. Dalrymple and Robert H. Dalrymple  are sole  general  partners (see footnotes 5 and 6), and  39,158  shares
     held  by  Dalrymple Holding Corporation (see footnote 3).   Excludes
     1,345  shares held by Mr. Dalrymple's spouse as to which shares  Mr.
     Dalrymple disclaims beneficial ownership.

  5  Excludes  15,115 shares held by Susquehanna Supply Company of  which
     David J. Dalrymple and Robert H. Dalrymple each own 23.1% of the outstanding common stock.

  6  Because of the definition of "beneficial ownership" under Section 13 of  The  Exchange  Act,  and the rules and  regulations  promulgated thereunder, David and Robert Dalrymple are each listed as beneficial
     owners  of  263,413  of  the  same shares.   Without  such  multiple
     counting,  David  and Robert Dalrymples' total aggregate  beneficial ownership is 16.6% of the outstanding shares of Common Stock of  the
     Corporation  and  if deemed to be a member of a "group"  within  the meaning of Section 13(d)(3) of The Exchange Act, such group would be deemed  to hold said percentage of the outstanding shares of  Common
     Stock  of the Corporation.  Nothing described herein shall infer  or be deemed an admission by such person that such a group exists.



SECURITY OWNERSHIP OF MANAGEMENT:

      As of January 31, 1998, each director or nominee and each Executive Officer named in the Summary Compensation Table herein, individually, and all directors, nominees and Executive Officers as a group beneficially owned Common Stock as reported to the Corporation as of said date as follows (unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares listed):

       Directors, Nominees and          Amount and Nature   Percent of
          Executive Officers              of Beneficial       Shares
                                            Ownership      Outstanding*
Robert E. Agan                                  5,789A          *

John W. Bennett                                 9,344B          *

Donald L. Brooks, Jr.                           6,895A          *

David J. Dalrymple                            308,778C        15.00%C

Robert H. Dalrymple                           297,662C        14.04%C

Richard H. Evans                                9,352           *

Frederick Q. Falck                               63,391A,     3.06%
                                                D
Edward B. Hoffman                               4,023A          *

Stephen M. Lounsberry III                       5,873A          *

Thomas K. Meier                                2,000            *

Ralph H. Meyer                                  6,466A          *

John F. Potter                                  13,004A,        *
                                                E
Samuel J. Semel                                 6,143A          *

Charles M. Streeter, Jr.                      11,659A, F        *



     Directors, Nominees and            Amount and Nature   Percent of
          Executive Officers              of Beneficial       Shares
                                            Ownership      Outstanding*
Richard W. Swan                               19,193G           *

William A. Tryon                               9,332            *

William C. Ughetta                            12,924A           *

Jan P. Updegraff                               4,055B           *

Nelson Mooers van den Blink                    1,637            *


All  Directors, Nominees and Executive       539,683H         26.18%
Officers as a group (25 persons)


   * Unless otherwise noted, less than 1% per individual.

   A Includes  shares  that Messrs. Agan (5,339),  Brooks  (645),  Falck
     (220),  Hoffman, (2,272), Lounsberry (1,379), Meyer (3,871), Potter
     (3,941), Semel (1,511), Streeter (1,446), and Ughetta (2,924)  have credited to their accounts the equivalent of that number of  shares shown  in  parenthesis following their names  of  Common  Stock  in valuation entry form under the Bank's Deferred Directors Fee  Plan.
     Such   deferred  fees  will  be  paid  solely  in  shares  of   the
     Corporation's Common Stock pursuant to the terms of  the  Plan  and the  election  of the Plan participants.  Said share  equivalencies have  no  voting  rights until shares are actually issued  to  said directors under the terms of the Plan.

   B Includes all vested shares of Common Stock of the Corporation  held for  the  benefit of each Executive Officer by the Bank as  trustee of  the Bank's Profit-Sharing, Savings and Investment Plan, who may
     instruct  the  trustee  as to the voting of  such  shares.   If  no
     instructions  are  received, the trustee votes the  shares  in  the
     same   proportion  as  it  votes  all  of  the  shares  for   which
     instructions were received from all Plan participants.   The  power
     to  dispose  of  shares  is  held by Plan participants  subject  to certain restrictions.  Messrs. Bennett and Updegraff have a  vested interest  in  8,199  and  3,905  such  shares  held  by  the  Plan, respectively.  Under the provisions of the Plan, the trustee  holds for  the  benefit  of  all employees who participate  in  the  Plan
     227,115 shares of the Corporation's Common Stock.

   C See   Footnotes  3  -  6  of  the  SECURITY  OWNERSHIP  OF  CERTAIN
     BENEFICIAL   OWNERS  table  for  further  explanation   of   shares
     beneficially owned.

   D Includes shares held in various trusts of which Mr. Falck is a co-trustee or income beneficiary. Excludes 74,280 shares owned by The Rathbone Corporation of which Mr. Falck is an officer, director and co-trustee of various trusts which are shareholders of said corporation.

   E Includes 6,042 shares owned by Seneca Beverage Corporation, of which corporation Mr. Potter is an officer, director and the principal shareholder.

   F Includes 5,418 shares owned by Streeter Associates, Inc., of which corporation Mr. Streeter is an officer, director and the principal shareholder.

   G Includes  5,850  shares owned by Swan & Sons-Morss  Co.,  Inc.,  of which  corporation Mr. Swan is an officer, director and one of  the
     principal  shareholders  and  210  shares  held  by  Mr.  Swan   as
     custodian  for his minor children.  Does not include  2,158  shares held  by  others as trustees for a trust of which Mr.  Swan  is  an
     income   beneficiary,  as  to  which  shares  Mr.  Swan   disclaims
     beneficial ownership.

   H Does not include 14,916 shares owned by spouses of certain officers and directors as to which shares such officers and directors disclaim beneficial ownership and does not include
     263,413 shares included under each of David J. Dalrymple and Robert H. Dalrymple (see footnote 6 under SECURITY OWNERSHIP OF
     CERTAIN BENEFICIAL OWNERS).


COMPENSATION OF MANAGEMENT:

Directors' Personnel Committee Report on Executive Compensation

      Under  the  supervision of the Personnel Committee of  the  Board  of
Directors composed entirely of outside directors, the Bank has developed and implemented compensation policies which seek to enhance the profitability of the Bank and the Corporation and thus, Shareholder value while at the same time providing fair and competitive compensation which will attract and retain well-qualified executives. Based upon recommendations of the Personnel Committee, the Board of Directors sets the annual compensation of the Chief Executive Officer. The Committee also reviews and recommends to the Board of Directors compensation of other senior management as first recommended by the Chief Executive Officer based upon performance and other relevant factors. Aside from the fringe benefit programs in which all Bank employees participate, compensation of all Bank officers and exempt non-officers consists of an annual salary and a management incentive bonus. The management incentive bonus is subject to the terms and conditions of the Management Incentive Plan adopted by the Board of Directors, which provides for the payment of bonuses to participants in accordance with an allocation formula based in part on the Corporation's attainment of specific operating objectives and in part on a subjective review of the participant's individual performance. Additionally, those officers who play a major role in setting and implementing long-term strategies, currently being the Chairman of the Board and the Chief Executive Officer, may receive a long-term incentive award. Payment of the long-term incentive award will be deferred for three years following the accrual year and may be further deferred at the election of the participant. The incentive bonus may or may not be deferred at the officer's election. For 1997, Messrs. Bennett and Updegraff received incentive bonuses of $40,000 and $20,000, respectively. No long-term awards were issued. Senior Officer participants as a group, including Messrs. Bennett and Updegraff, received incentive bonus awards totaling $287,140 for 1997.

     In evaluating the performance and recommending the compensation of the Chief Executive Officer and the compensation guidelines for the Bank's other senior management, the Committee has taken particular note of management's ability during 1997 in achieving certain profit, growth, and operational objectives which were established by the Board of Directors in the Bank Plan at the beginning of 1997 and compared the Corporation's financial results against the results reported by similar banks in New York and Pennsylvania. The financial and operational measurements considered by the Board were: net profit, return on assets, return on equity, new market penetration, new product development, cost control, asset growth, non-interest income, asset quality and asset liability management. There is no specific weight given to any of these factors and there is no formula whereby a certain performance will result in a certain salary. The Committee considers total performance and the total financial and operating conditions of the Bank in making its compensation recommendations.



     Also, in considering the compensation of the Chairman of the Board and Chief Executive Officer, the Committee periodically reviews reports prepared by various organizations which provide comparative information on Executive compensation for a nationwide peer group of independent banks and bank holding companies having similar asset size. From this review it was determined that the performance of the Bank was within the range reported by its peers and that the compensation paid by the Bank was appropriate in comparison to the peer group.



      In its review of management performance and compensation, the committee has also taken into account management's consistent commitment to the long-term success of the Corporation and Bank. The committee has recognized that profitability in any one year is considerably impacted by the general economic conditions nationally and in its market areas, over which management has little or no control, and the Committee's policy, therefore, is to not over-emphasize, either positively or negatively, a single year's results at the expense of significant, sustained, long-term earnings growth.



      Based on their evaluation, the Committee believes that the executive management of the Corporation is dedicated to achieving significant improvements in long-term financial performance and that the compensation policies, plans and programs the Committee has implemented and administered have contributed to achieving this management focus.


              SUBMITTED BY THE DIRECTORS' PERSONNEL COMMITTEE

[S]                           [S]                 [S]
Thomas K. Meier, Chairman     Richard H. Evans         William A. Tryon
Donald L. Brooks, Jr.         Ralph H. Meyer           William C. Ughetta
David J. Dalrymple                 Richard W. Swan


Executive Officers

      During 1997, the names and positions of the executive officers of the Corporation and the Bank, all serving one-year terms, were as follows:

        Name            Age            Position (served since)
John W. Bennett         64    Chairman  of the Board and Chief Executive
                              Officer  of the Corporation and  the  Bank
                              (1996);   formerly  President  and   Chief
                              Executive  Officer of the Corporation  and
                              the   Bank   (1991);  and  prior   thereto
                              President  and Chief Operating Officer  of
                              the Corporation and the Bank (1988).

Jan P. Updegraff        55    President  and Chief Operating Officer  of
                              the   Corporation  and  the  Bank  (1996);
                              formerly  Vice President and Treasurer  of
                              the   Corporation   and   Executive   Vice
                              President of the Bank (1990).

Daniel F. Agan1         64    Vice  President of the Corporation  (1988)
                              and  Senior  Vice President  of  the  Bank
                              (1984).

Robert J. Hodgson       52    Secretary  and  Corporate Counsel  of  the
                              Corporation and the Bank (1997);  formerly
                              Vice  President of the Corporation (1990);
                              and  Senior  Vice President  of  the  Bank
                              (1988).

James E. Corey III      51    Vice  President of the Corporation  (1993)
                              and  Senior  Vice President  of  the  Bank
                              (1993).

Joseph J. Tascone       50    Vice  President  of  the  Corporation  and
                              Senior  Vice President of the Bank (1995);
                              and  prior thereto Vice President  of  the
                              Bank (1987).

Jerome F. Denton        46    Vice  President of the Corporation (1997);
                              formerly  Secretary  (1986);  and   Senior
                              Vice President of the Bank (1996).

  1  Mr. Daniel F. Agan is a brother of Board member, Robert E. Agan.


Executive Compensation

      The following information indicates compensation paid or accrued by the Bank during 1997 for services rendered by each of the Chief Executive Officer and the highest-paid executive officers of the Corporation and the Bank whose total compensation exceeded $100,000.

      At present, the officers of the Corporation are not separately compensated for services rendered by them to the Corporation. It presently is contemplated that such will continue to be the policy of the Corporation.

                     Summary Compensation Table

                            Annual Compensation
 Name and Principal                                   All Other
   Position Held      Year  Salary($  Bonus($)1    Compensation($)2
                                )

John W. Bennett       1997   209,308    40,000          9,218
Chairman of the
Board and             1996   200,308    25,000          8,541
Chief Executive
Officer of            1995   194,000    18,000          8,418
the Corporation and
the Bank

Jan P. Updegraff      1997   128,846    20,000          8,463
President and Chief
Operating Officer of  1996   114,039    15,000          7,342
the Corporation and
Bank                  1995   95,385     15,000          6,660



 <C
  >  Includes amounts allocated for the year indicated, whether paid
  1  or deferred, to such person under the Bank-Wide and Management
     Incentive Bonus Plans.

  2 Includes amounts allocated for the year indicated to such person under the Bank's Profit-Sharing, Savings and Investment Plan.


Pension Plan

      The Bank maintains a non-contributory, defined benefit Pension Plan trusteed and administered by the Bank. The Plan covers all employees who have attained age 20 with one or more years of service and who have one thousand hours of service during the plan year. Under the Plan, the annual benefit payable to qualifying employees upon their retirement is based on the average of their five highest paid consecutive years out of the last ten calendar years of employment. Normal retirement age under the Plan is
65. The Plan also provides for reduced benefit payments for early retirement following age 55. Compensation under the Plan is limited to all of an employee's salary, wages, or other regular payments from the Bank, excluding bonuses, commissions, overtime pay, or other unusual payments.

      The Pension Plan provides an annual benefit of 1.2% for each year of credited service to a maximum of 25 years and for each additional year to a maximum of 10 years, 1% times the above average compensation, plus for each year of credited service to a maximum of 35 years, .65% of the above average compensation to the extent it exceeds the average of the taxable wage base in effect under Section 230 of the Social Security Act for each year in the 35 - year period ending with the year in which the participant attains social security retirement age (which base was $29,304 for a participant attaining age 65 in 1997).

      The Bank made contributions to the Pension Plan totaling $262,200 for
1995.   Due to a full funding limitation, the Bank made no contribution  to the Pension Plan for the years 1996 and 1997.

      Additionally, effective January 1, 1994, the Bank established a non-qualified Executive Supplemental Pension Plan designed to provide a benefit which, when added to other retirement income, will ensure the payment of a competitive level of retirement income in order to attract, retain and motivate selected executives of the Bank. From time to time the Board of Directors may select executives as participants in the plan. Currently, Mr. Bennett is the only plan participant.

     This Plan provides an annual benefit equal to the amount, if any, that the benefit which would have been paid under the terms of the Bank's Pension Plan, computed as if the basic Pension Plan benefit formula administered and payable without regard to the special benefit limitations required to comply with Sections 415, 401(a)(17) and other governing sections of the Internal Revenue Code, exceeds the benefit which is payable to the participant under the terms of the Pension Plan on the date of the participant's termination.



      The following table sets forth the estimated annual benefits under both plans, based upon a straight-life annuity form of pension, payable on retirement at age 65 by a participating employee, assuming final average earnings as shown. Employees become fully vested following 5 years of service.


 Average Annual Earnings   Annual Benefits upon Retirement with Years of
                                         Service Indicated

                                20              30             351
        $100,000              33,190          48,786          56,083

        $120,000              40,590          59,686          68,633

        $150,000              51,690          76,036          87,458

        $190,000              66,490          97,836         112,558

        $200,000              70,190         103,286         118,833

1  Maximum number of years allowed under the terms of the Pension Plan

      The previously-noted executive officers of the Corporation and the Bank had the following credited full years of service under the Plan, as of December 31, 1997: John W. Bennett (42) and Jan P. Updegraff (27).


Employment Contracts

      The Bank has employment contracts with twenty of its senior officers, all vice president level and above. The contracts provide that in the event of termination of any of these officers' employment without cause, the officer shall continue to receive his or her salary at the level then existing and the customary fringe benefits which he or she is then receiving for a period ending December 31, 1999, except for Messrs. Corey, Denton, Tascone and Updegraff whose guaranteed terms end December 31, 2000, Mr. Bennett whose guaranteed term ends July 1, 1998 and Mr. Agan whose guaranteed term ends March 1, 1999. The contracts further provide that they may be extended by the Board of Directors on a year-to-year basis and also may be terminated for cause upon thirty days' notice.

Other Compensation Agreements

      The Bank maintains several contributory and non-contributory medical, life and disability plans covering all officers and full-time employees. The Bank does not maintain any stock option, stock appreciation rights or stock purchase or award plans for officers or directors.

Comparative Return Performance Graph

     Comparison of Five-Year Cumulative Total Returns For Fiscal Years Ending December 31, 1993 - 1997 Among Chemung Financial Corporation,
CRSP Total Returns Index for NASDAQ Stock Market (US Companies) and NASDAQ
                            - Bank Stocks Index

                              1992    1993   1994    1995   1996    1997
Chemung Financial            100.00  129.23 150.23  168.15 213.21  272.3
Corporation                                                          8
CRSP NASDAQ Composite        100.00  114.80 112.20  158.70 195.20  239.5
                                                                     0
NASDAQ - Bank Stocks         100.00  114.00 113.60  169.20 223.40  377.4
                                                                     0

      The cumulative total return includes (i) dividends paid and (ii) changes in the share price of the Corporation's Common Stock and assumes that all dividends were reinvested. The above graph assumes that the value of the investment in Chemung Financial Corporation and each index was $100 on December 31, 1992.

     The CRSP Total Returns Index for NASDAQ Stock Market (US Companies) and Bank Stocks indices were obtained from the Center for Research in Security Prices (CRSP), University of Chicago, Chicago, Illinois.

Compensation of Directors and Committee Meetings

     The Board of Directors of the Corporation held eight (8) regularly scheduled meetings during the year ended December 31, 1997. The
Corporation has no standing committees.

     The Board of Directors of the Bank held twelve (12) regularly scheduled meetings and one special meeting during the year ended December 31, 1997. Among its standing committees, the Board of Directors of the Bank has an Examining Committee and a Personnel Committee.

     The Examining Committee makes an annual examination of the Bank as a whole, reviews the Bank's internal audit and loan review procedures and recommends to the Board of Directors the engagement and dismissal of independent auditors. During 1997 this Committee held three (3) meetings. On December 31, 1997, its members were Mrs. van den Blink (Chairperson) and Messrs. Agan, Brooks, R. Dalrymple, Falck, Lounsberry, Potter, Semel and Streeter.

     The Personnel Committee is responsible for the nomination of officers, recommendation of Executive Officer compensation plans, and establishment of guidelines for setting all other officers' salaries. Additional responsibilities include the review and approval of employee benefit programs and employee relation policies and procedures. The Committee held six (6) meetings in 1997 and on December 31, 1997, its members were Messrs. Meier (Chairperson), Brooks, D. Dalrymple, Evans, Meyer, Swan, Tryon and Ughetta.

     During the year ended December 31, 1997, each director of the Corporation and the Bank attended at least 75% of the aggregate of the number of Board Meetings held and the number of meetings held by all committees of which such director was a member, with the exception of Dr. Donald L. Brooks, Jr. who attended 67% of such meetings.

     Each director of the Bank who is not an officer or employee of the Bank receives an annual retainer of $5,000 and a fee of $300 for each meeting of the Board of Directors attended. Those directors who are members of one or more committees of the Board of Directors also receive a fee of $300 for each meeting of each committee attended, with the exception of the Chairperson of each committee who receives $350. The aggregate amount of directors' retainers and fees paid or deferred under the Deferred Directors Fee Plan during 1997 was $246,800.

      Directors who are not officers or employees of the Corporation receive a fee of $300 for attendance at meetings of the Board of the Corporation which are held on days when there is no meeting of the Board of Directors of the Bank. There were no such meetings held during 1997. Otherwise, directors of the Corporation are not compensated for services rendered by them to the Corporation and no change is presently contemplated in this policy.


Certain Transactions

     Some of the Bank's directors and officers, and entities of which they are associated, are customers of the Bank in the ordinary course of business, or are indebted to the Bank in respect to loans of $60,000 or more, and it is anticipated that some of these directors, officers and entities will continue to be customers of and indebted to the Bank on similar terms in the future. All loans to these individuals and entities are made in the ordinary course of business, involve no more than a normal risk of collectibility and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons.

     The Bank has purchased insurance from a CNA Company, American Casualty Company of Reading, Pennsylvania, providing for reimbursement of directors and officers of the Corporation and the Bank for their costs and expenses for claims based on "wrongful acts" in connection with their duties as directors or officers, including actions as fiduciaries of the Bank's Pension and Profit-Sharing Plans under the Employee Retirement Income Security Act of 1974. The insurance coverage, which expires in February 1998, costs $18,900 on an annual basis, and has been paid by the Bank.

     The Bank retained Sayles, Evans, Brayton, Palmer & Tifft, a law firm of which Mr. Hoffman is a partner, for legal services during the last two years and expects to retain Sayles, Evans, Brayton, Palmer & Tifft for legal services during the current year.


INDEPENDENT PUBLIC ACCOUNTANTS:

     The accounting firm of KPMG Peat Marwick LLP, 113 South Salina Street, Syracuse, New York 13202 has acted as the Bank's and the Corporation's independent auditors and accountants since 1990 and will so act in 1998. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting of Shareholders with the opportunity to make a statement. The representatives will respond to appropriate questions.


OTHER BUSINESS:

     Management knows of no business which will be presented for consideration, other than the matters described in the Notice of Annual Meeting. If other matters are properly presented, the persons designated as proxies intend to vote thereon in accordance with their best judgment.


SHAREHOLDER PROPOSALS:

     Qualified Shareholders desiring to present a proposal at the 1999 Annual Meeting of Shareholders, including a notice of intent to make a nomination at said Meeting, must submit such proposal to the Corporation on or before December 3, 1998. Such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.


     COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, certain executive officers, and more than ten percent owners of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and changes in beneficial ownership. Directors, executive officers, and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     To the Corporation's knowledge, based on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required for the year ended December 31, 1997, all
Section 16(a) filing requirements applicable to its executive officers, directors and any ten percent shareholder were met.


OTHER MATTERS:

     Financial statements for the Corporation and its consolidated subsidiaries are included in Chemung Financial Corporation's Annual Report to stockholders for the year 1997 which was mailed to the stockholders beginning April 2, 1998.

     A COPY OF CHEMUNG FINANCIAL CORPORATION'S 1997 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE STOCKHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE CORPORATION. TO OBTAIN A COPY, PLEASE WRITE TO: ROBERT J. HODGSON, SENIOR VICE PRESIDENT, CORPORATE COUNSEL AND SECRETARY, CHEMUNG CANAL TRUST COMPANY, ONE CHEMUNG CANAL PLAZA, ELMIRA, NY 14902.



                                         BY ORDER OF THE BOARD OF DIRECTORS


                                                          Robert J. Hodgson
                                                                  Secretary

Date:     April 2, 1998
     One Chemung Canal Plaza
     Elmira, New York 14902

                                                                 Appendix A














                           PROPOSAL TO ADOPT THE

                        CHEMUNG CANAL TRUST COMPANY

                        DEFERRED DIRECTORS FEE PLAN

                        CHEMUNG CANAL TRUST COMPANY

                        Deferred Directors Fee Plan


      Any Director may elect from time to time that payment of all or any part of the annual retainer thereafter payable to him or her and that payment of all or any part of the fees thereafter earned by him or her for attendance at subsequent meetings of the full Board of Directors and at subsequent meetings of committees of the Board of Directors (such annual retainer and fees for attendance being hereinafter collectively referred to as "fees") be deferred on the following terms and conditions:

      1) ELECTION -- All elections must be in writing and signed by the Director and must designate the time and manner of payment of all fees deferred pursuant thereto.

      Provided such amendment is made before the year in which payment of deferred fees would have commenced under the Director's existing election, an election as to the time and manner of payment of deferred fees may be amended to further defer the commencement of payment or to extend the period of payment but no amendment may accelerate the commencement of payment or shorten the period of payment.

     2) PERIOD OF ELECTIONS -- Each election shall continue in effect as to all fees thereafter earned as above provided by the electing Director until revoked by written instrument signed by such Director.

     3) SUCCESSIVE ELECTIONS -- A Director who revokes an election may make a new election at any time thereafter as to fees to be so earned after such new election but the prior revoked election shall govern the time and manner of payment of all fees deferred pursuant thereto, except as otherwise specifically allowed hereunder.

      4) ACCOUNTING FOR DEFERRED FEES -- Deferred fees shall be a general unfunded liability of Chemung Canal Trust Company ("the Bank"). No separate fund shall be set aside or earmarked for their payment. Neither shall any Director have a right or security interest in any asset of the Bank and no trust or security interest shall be implied as a result thereof. A Director may designate, in increments of 10%, the compensation to be deferred, or compensation already deferred, to be allocated to a
Memorandum Money Market or a Memorandum Unit Value Account, or a combination of such accounts, provided, however, that effective October 1, 1997, amounts allocated to the Memorandum Unit Value Account as of October 1, 1997 or thereafter and earnings thereon may not thereafter be transferred to the Memorandum Money Market Account. Any change in such designation may be made no later than the last day of each March, June, September and December during the deferral period to be effective on the date next following such notification that compensation would have been paid in accordance with the Bank's normal practice but for the election to defer.



                                    A-1
  a) Memorandum Money Market Account -- A memorandum account shall be kept of the deferred fees by each Director with the balance in said memorandum account to be credited with interest compounded quarterly on the average balance during each such calendar quarter at a rate during each calendar quarter equal to the Applicable Federal Rate for short-term debt instruments as computed and published by the Internal Revenue Service for the month immediately preceding the calendar quarter for which the interest computation is being made.

             b) Memorandum Unit Value Account -- The amount, if any, in or allocated to the Director's deferred compensation Unit Value Account on the dates compensation would have been paid in accordance with the Bank's normal practice but for the election to defer, shall be expressed in units on a quarterly basis, the number of which shall be calculated as of the last trading day of each quarter and shall be equal to the sum of the quarterly retainer plus the Director's allocated fees other than the Director's quarterly retainer received by the Director in such quarter divided by the closing bid price for shares of the Bank's Common Stock (hereinafter referred to as "Market Value") on such date. On each date that the Bank pays a regular cash dividend on shares of its Common Stock outstanding, the Director's account shall be credited with a number of units equal to the amount of such dividend per share multiplied by the number of units in the Director's account on such date divided by the Market Value on such dividend date. The value of the units in the Director's Unit Value Account on any given date shall be determined by reference to the Market Value on such date. For the purposes of this Plan, the term "Bank Common Stock" shall mean the common stock of Chemung Financial Corporation, the parent company of Chemung Canal Trust Company. If a valuation date shall not be a trading day, the Market Value on such valuation date shall be deemed to be the Market Value on the trading day next preceding such date.

              c) Recapitalization -- The number of units in the Director's Unit Value Account shall be proportionally adjusted for any increase or decrease in the number of issued shares of Common Stock of the Bank resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Bank, or any distribution or spin-off of assets (other than cash to the stockholders of the Bank).

      5) TIME OF PAYMENT -- At the election of an electing Director, deferred fees shall be paid to him or her, or payment thereof to him or her, shall commence either:

            a)     at a specified age, or
            b)     at a specified time, or
               c)        at    the    termination    of    his    or    her
         services as a Director;




                                    A-2

provided, however, that payment must be made or commenced not later than the year in which the Director attains the age of 72 years, and provided further that except in the case of death, retirement or disability, no payment from a Unit Value Account shall be made until at least six (6) months after the last credit of units to the Account.

      6) MANNER OF PAYMENT -- A Director may elect to receive the compensation deferred under the Plan in either (a) a lump sum, or (b) a number of annual installments as specified by the Director on the election form. All amounts distributed to a Director, his or her personal representatives or beneficiaries in the Director's Money Market Account shall be paid in cash and, effective October 1, 1997, all amounts in the Director's Unit Value Account shall be paid in the form of shares of the Bank's Common Stock.

      7) DEATH -- At the death of an electing Director, the entire balance of his or her account shall be paid in a lump sum to his or her personal representatives or, if the Director has named a beneficiary and such beneficiary survives the Director, in a lump sum or in installments of not more than 10 years as the Board of Directors may determine after consultation with the beneficiary.

      8) TOTAL AND PERMANENT DISABILITY -- Upon the request of an electing Director, together with satisfactory proof of his or her total and permanent disability, the Board of Directors may direct the payment of the entire balance of his or her account to the Director or the commencement of installment payments to him or her.

      9) TRANSFER, PLEDGE OR SEIZURE -- Title to deferred fees shall not vest in a Director until actual payment thereof is made by the Bank in accordance with the provisions of this Plan. A Director may not transfer, assign, pledge, hypothecate or encumber in any way any interest in such deferred fees prior to the actual receipt thereof. If a Director attempts to transfer, assign or encumber any interest in his or her deferred fees, or any part thereof, prior to the payment or distribution thereof to him or her, or if any transfer or seizure of such deferred fees is attempted to be made or brought about through the operation of any bankruptcy or insolvency law or other legal procedure, the rights of the Director taking such action or concerned therein or affected thereby or who would, but for this provision, be entitled to receive such deferred fees, shall forthwith and ipso facto terminate and the Bank may thereafter, in its absolute discretion at such time or times and in such manner as it deems proper, cause the whole or any part of the balance of the Director's account to be paid to any person or persons, including any spouse or child of the Director, as the Bank in its uncontrolled discretion shall deem advisable.

      10) AMENDMENT OR REPEAL -- This Plan may be amended or repealed in whole or in part at any time by the Bank, but no such amendment or repeal shall alter the time or manner of the payment of fees, the payment of which has theretofore been deferred pursuant hereto, except as expressly allowed herein.





                                    A-3
OMITTED GRAPHIC MATERIAL:

The Comparative Return Performance Graph set forth under the heading "Comparison of Five-Year Cumulative Total Return for Fiscal years Ending December 31, 1992 - 1997 Among Chemung Financial Corporation, NASDAQ Composite Index and NASDAQ - Bank Stock Index", as required by Item 402(1) of Regulation S-K has been omitted pursuant to Rule 304(d) of Regulation S-T but will be filed with the Securities and Exchange Commission in paper form pursuant to Rule 311(b) of Regulation S-T.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     OF CHEMUNG FINANCIAL CORPORATION

John R. Battersby, Darwin C. Farber, and John B. Hintz, each with power of substitution and with all powers and discretion the undersigned would have if personally present, are hereby appointed the Proxy Agents to represent the undersigned at the Annual Meeting of Shareholders of Chemung Financial Corporation to be held on May 13, 1998 (including any adjournments or postponements thereof) and to vote all shares of Common Stock of Chemung Financial Corporation which the undersigned is entitled to vote on all matters that properly come before the meeting and any adjournment thereof, subject to any directions indicated.

THIS PROXY WILL WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE GIVEN, THE PROXY AGENTS INTEND TO VOTE FOR THE NOMINEES IDENTIFIED IN ITEM (1) AND FOR ITEMS (2) AND (3).

                           NOMINEES FOR WITHHELD

1. Election of Directors.                    3-year term:   John W. Bennett
                                                  Robert H. Dalrymple
                                                  Frederick Q. Falck Ralph
                                                  H. Meyer Samuel J. Semel
                                                  Richard W. Swan William
                                                  A. Tryon

                            FOR/AGAINST/ABSTAIN
2. Approval to increase the number of authorized shares of common stock and reduce the par value of such stock.
                      (To be signed on Reverse Side)

          FOR/AGAINST/ABSTAIN
3.   Approval of the Chemung Canal Trust Company Deferred Directors Fee
Plan.


                                        I/We will attend the Meeting Number
                                        in group


SIGNATURE(S)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, custodian or guardian, please give full title as such.